                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2004
                                                         -----------------------

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

          DELAWARE                                     13-0853260
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(STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION)                          IDENTIFICATION NUMBER)

 115 RIVER ROAD, BUILDING 10
    EDGEWATER, NEW JERSEY                                 07020
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    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
     EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      Mr. Martin L. Edelman resigned as a member of the Board of Directors of Hanover Direct, Inc. (the "Company") effective February 15, 2004.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibit 20.1 Press Release dated February 13, 2004 in regard to the resignation of Mr. Martin L. Edelman as a member of the Company's Board of Directors.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          --------------------------------------
                                                     (Registrant)

February 13, 2004                         By:    /s/ Charles E. Blue
                                          --------------------------------------
                                          Name:  Charles E. Blue
                                          Title: Senior Vice President and
                                                 Chief Financial Officer